U.S. SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549
____________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  November 13, 2007

EMERITUS CORPORATION
(Exact name of registrant as specified in charter)

Washington	1-14012	91-1605464
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3131 Elliott Avenue, Suite 500

Seattle, Washington 98121
(Address of principal executive offices) (Zip Code)

(206) 298-2909
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03	Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On November 13, 2007, the Board of Directors of Emeritus Corporation (the "Company") approved an amendment to the Amended and Restated Bylaws of the Company.

The amendment to the Amended and Restated Bylaws of the Company amended Section 6 of the Company's bylaws to clarify the authority of the Company to issue shares of stock without certificates in accordance with Washington law.

The amendment to the Amended and Restated Bylaws of the Company is effective as of November 13, 2007.  The foregoing description of the amendment to the Company's bylaws is qualified in its entirety by reference to the full text of the Amended and Restated Bylaws of Emeritus Corporation, a copy of which was filed with Emeritus's registration statement on Form S-1 (File No. 1-14012) on March 29, 1996 and incorporated herein by reference, the First Amendment to the Amended and Restated Bylaws of Emeritus Corporation dated May 30, 2007 attached as Exhibit 3.1 to Emeritus's Current Report on Form 8-K filed June 1, 2007 and incorporated herein by reference, and the full text of the Second Amendment to the Amended and Restated Bylaws of the Company attached as Exhibit 3.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01                      Financial Statement and Exhibits.

(d)           Exhibits

Exhibit No.                                           Description

3.1	Second Amendment to the Amended and Restated Bylaws of Emeritus Corporation dated November 13, 2007

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

November 15, 2007		EMERITUS CORPORATION

	By:	/s/ RAYMOND R. BRANDSTROM
Raymond R. Brandstrom
Executive Vice President—Finance, Chief Financial Officer and Secretary

INDEX TO EXHIBITS

Exhibit No.                                           Description

3.1	Second Amendment to the Amended and Restated Bylaws of Emeritus Corporation dated November 13, 2007.

Exhibit 3.1

SECOND AMENDMENT TO THE
AMENDED AND RESTATED BYLAWS OF
EMERITUS CORPORATION

Section 6 of the Amended and Restated Bylaws of Emeritus Corporation's is hereby amended and restated in its entirety to read as follows:

"SECTION 6. CERTIFICATES FOR SHARES AND THEIR TRANSFER

6.1           Issuance of Shares

No shares of the corporation shall be issued unless authorized by the Board, or by a committee designated by the Board to the extent such committee is empowered to do so.

6.2           Certificates for Shares; Shares Without Certificates.

Certificates representing shares of the corporation shall be signed, either manually or in facsimile, by the President or any Vice President and by the Treasurer or any Assistant Treasurer or the Secretary or any Assistant Secretary and shall include on their face written notice of any restrictions which may be imposed on the transferability of such shares.  All certificates shall be consecutively numbered or otherwise identified.  Notwithstanding the foregoing, the Board may authorize the issuance of some or all of the shares of any or all of the corporation’s classes or series without certificates.  The authorization does not affect shares already represented by certificates until they are surrendered to the corporation.  Within a reasonable time after the issuance or transfer of shares without certificates, the corporation shall send the shareholder a complete record containing the information required on certificates by applicable Washington law.

6.3           Stock Records

The stock transfer books shall be kept at the principal office of the corporation or at the office of the corporation's transfer agent or registrar.  The name and address of each person to whom shares are issued, together with the class and number of shares issued, the numbers of the certificates representing such shares, if certificated, and the date of issue thereof, shall be entered on the stock transfer books of the corporation.  The person in whose name shares stand on the books of the corporation shall be deemed by the corporation to be the owner thereof for all purposes.

6.4           Restriction on Transfer

Except to the extent that the corporation has obtained an opinion of counsel acceptable to the corporation that transfer restrictions are not required under applicable securities laws, or has otherwise satisfied itself that such transfer restrictions are not required, all certificates representing shares of the corporation shall bear a legend on the face of the certificate, or on the reverse of the certificate if a reference to the legend is contained on the face, which reads substantially as follows:

"The securities evidenced by this certificate have not been registered under the Securities Act of l933, as amended, or any applicable state law, and no interest therein may be sold, distributed, assigned, offered, pledged or otherwise transferred unless (a) there is an effective registration statement under such Act and applicable state securities laws covering any such transaction involving said securities or (b) this corporation receives an opinion of legal counsel for the holder of these securities (concurred in by legal counsel for this corporation) stating that such transaction is exempt from registration or this corporation otherwise satisfies itself that such transaction is exempt from registration.  Neither the offering of the securities nor any offering materials have been reviewed by any administrator under the Securities Act of 1933, as amended, or any applicable state law."

6.5           Transfer of Shares

The transfer of shares of the corporation (whether certificate or uncertificated) shall be made only on the stock transfer books of the corporation pursuant to authorization or document of transfer made by the holder of record thereof or by his or her legal representative, who shall furnish proper evidence of authority to transfer, or by his or her attorney-in-fact authorized by power of attorney duly executed and filed with the Secretary of the corporation.

6.6           Lost or Destroyed Certificates

In the case of a lost, destroyed or mutilated certificate, a new certificate or uncertificated shares may be issued therefor upon such terms and indemnity to the corporation as the Board may prescribe."

CERTIFICATION

I, the undersigned officer, hereby certify that the foregoing Second Amendment to the Amended and Restated Bylaws of Emeritus Corporation was duly adopted by the Board of Directors of Emeritus Corporation.

November 13, 2007		EMERITUS CORPORATION

	By:	/s/ RAYMOND R. BRANDSTROM
Raymond R. Brandstrom
Executive Vice President—Finance, Chief Financial Officer and Secretary